Notes on the consolidated statements of operations	12 Months Ended
Dec. 31, 2017
Disclosure Of Income Statement [Abstract]
Notes on the consolidated statements of operations

Note 4. Notes on the consolidated statements of operations

4.1	Operating segments

Basis for segmentation

The management board of Spark Networks is the Group’s chief operating decision maker (“CODM”).

In line with the management approach, the operating segments were identified on the basis of the Group's internal reporting. Internal reporting is the basis for the allocation of resources and the evaluation of the performance of the operating segments by the management board. On this basis, the Group’s business activity is segmented according to the countries it operates in.

The performance of the operating segments is measured on the basis of revenue and direct marketing costs only. Due to the Group’s integrated business structure costs and expenses, other than direct marketing expenses, are not allocated to the individual reportable segments. As such, the Group does not measure operating profit or loss by segment for internal reporting purposes. Assets are not allocated to the different business segments for internal reporting purposes.

In particular, for internal management reporting purposes, the CODM reviews cash collections from customers and the related estimates of the resulting recognized revenue before deductions for the reversal of adjustments to revenue in connection with the amortization of the fair value adjustment of deferred income from the Spark Merger and Samadhi Acquisition. In addition, when making operating decisions and assessing performance, the CODM only reviews direct marketing costs excluding personnel-related and certain other expenses, which are being presented as direct marketing costs in the IFRS consolidated statement of comprehensive income/loss.

Information about reportable segments

While the CODM receives separate information for each country, all countries other than the USA and Canada (together, North America) have been aggregated into one reportable segment as the business model and long-term margin expectations are similar. This means that the Group reports the two reportable segments as North America and International.

Following the Affinitas / Spark Merger, internal management reporting was adjusted to reflect the new group composition. The segment report for the comparative period was restated to reflect the current management approach.

Reconciliations of information on reportable segments to IFRS measures

2015 in € thousands	North America	International	Total
Revenue	5,268	55,174	60,442
Direct marketing expenses	(8,355)	(34,234)	(42,589)
Contribution margin	(3,087)	20,940	17,853

Cost of revenue
Data center expenses			(626)
Credit card fees			(1,287)
Mobile application processing fees			(128)
Gross profit			15,812
Other income			309
Other operating expenses
Sales and marketing expenses			(3,036)
Customer service expenses			(2,357)
Technical operations and development expenses			(3,849)
General and administrative expenses			(5,951)
Operating profit			928

Interest income and similar income			30
Interest expense and similar charges			(103)
Net finance expenses			(73)

Income/(loss) before taxes			855
Income taxes			(445)
Profit from continuing operations			410

2016 in € thousands	North America	International	Total
Revenue	16,004	57,487	73,491
Direct Marketing expenses	(15,059)	(33,311)	(48,370)
Contribution margin	945	24,176	25,121

Cost of revenue
Data center expenses			(726)
Credit card fees			(1,471)
Mobile application processing fees			(635)
Gross profit			22,289
Other income			126
Other operating expenses
Sales and marketing expenses			(3,919)
Customer service expenses			(2,791)
Technical operations and development expenses			(3,305)
General and administrative expenses			(9,727)
Operating profit			2,673

Interest income and similar income			157
Interest expense and similar charges			(425)
Net finance expenses			(268)

Income before taxes			2,405
Income taxes			(1,082)
Profit from continuing operations			1,323

2017 in € thousands	North America	International	Total
Revenue	24,574	61,063	85,637
Direct Marketing expenses	(17,980)	(35,489)	(53,469)
Contribution margin	6,594	25,574	32,168

Cost of revenue
Data center expenses			(1,964)
Credit card fees			(1,549)
Mobile application processing fees			(1,794)
Gross profit			26,861
Other income			54
Other operating expenses
Sales and marketing expenses			(5,540)
Customer service expenses			(3,971)
Technical operations and development expenses			(6,428)
General and administrative expenses			(16,091)
Operating profit			(5,115)

Interest income and similar income			239
Interest expense and similar charges			(782)
Net finance expenses			(543)
Loss before taxes			(5,658)
Income tax benefit			84
Loss from continuing operations			(5,574)

Geographic information

The Group operates across the world generating revenue from different countries. It has allocated its total revenue to countries based on where the revenue is generated and has deemed countries as material and separately disclosed where they make up more than 10% of its revenue or non-current assets.

Revenue in € thousands	2015	2016	2017
USA	1,117	10,176	17,861
France	10,878	12,655	17,859
UK	5,621	7,153	8,803
Germany	6,084	5,326	3,764
Other countries	36,742	38,181	37,350
	60,442	73,491	85,637

Non-current assets in € thousands	2015	2016	2017
USA	-	-	25,814
France	-	3,829	6,459
Germany	537	1,790	4,733
Other countries	-	-	212
	537	10,119	37,218

Non-current assets exclude financial instruments and deferred tax assets.

Major customers

Given the nature of the business, there is no one single customer that is significant to the Group.

4.2	Discontinued operations

On December 29, 2016, the Group sold its interest in Top 10. Management committed to a plan to sell this operation in 2016, following a strategic decision to place greater focus on the Group’s key competencies.

During the year ended December 31, 2016, Affinitas supplied employees to Top 10 and Top 10 provided direct marketing services to Affinitas. All intra-group transactions and balances have been fully eliminated in the consolidated financial statements.

Results of discontinued operations

in € thousands	Note	2015	2016	2017
Revenue		2,734	3,667	-
Expenses		(4,067)	(5,168)	-
Results from operating activities		(1,333)	(1,501)	-
Income tax		374	488	-
Results from operating activities, net of tax		(959)	(1,013)	-
Gain on sale of discontinued operation		-	381	-
Profit (loss) from discontinued operations, net of tax		(959)	(632)	-
Earnings per share - discontinued operations
Basic loss per share (€)	4.13	(38.36)	(25.28)	-
Diluted loss per share (€)	4.13	(38.36)	(25.28)	-

Cash flows from discontinued operations

in € thousands	Note	2015	2016	2017
Net cash from operating activities		(879)	(635)	-
Net cash from investing activities		-	18	250
Net cash flows for the year		(879)	(617)	250

Effects of disposal on the consolidated balance sheet of the Group

in € thousands	Note	2016
Property, plant and equipment	5.2	(7)
Trade and other receivables	5.3	(402)
Cash and cash equivalents	5.7	(232)
Current trade and other payables	5.11 / 5.12	768
Provisions	5.1	4
Net assets and liabilities		131
Consideration received, satisfied in cash		250
Cash and cash equivalents disposed of		(232)
Net cash inflows		18

4.3	Cost of revenue

For the years ended December 31, 2015, 2016 and 2017, cost of revenue was as follows:

in € thousands	2015	2016	2017
Direct Marketing expenses	42,589	48,370	53,469
Credit card fees	1,287	1,471	1,549
Data center expenses	626	726	1,964
Mobile application processing fees	128	635	1,794
Total cost of revenue	44,630	51,202	58,776

The increase in cost of revenue from 2015 to 2017 was primarily attributable to increases in direct marketing costs within the North America segment. Additionally, mobile application processing fees increased due to increases in the proportion of customer subscriptions sold through the Apple App Store and the Google Play Store.

4.4	Other income

For the years ended December 31, 2015, 2016 and 2017, other income was as follows:

in € thousands	2015	2016	2017
Repayments and reimbursements	78	74	-
Other income	231	52	54
Total other income	309	126	54

4.5	Sales and marketing expenses

For the years ended December 31, 2015, 2016 and 2017, the following table shows the different types of expenses recorded as sales and marketing:

in € thousands	2015	2016	2017
Personnel	2,343	2,795	2,921
Depreciation and amortization	31	741	1,723
Other	559	260	705
Office expenses	103	123	191
Total sales and marketing expenses	3,036	3,919	5,540

The increase in sales and marketing expenses from 2015 to 2016 was a result of the Samadhi acquisition. The brands and trademarks recognized in the course of the Samadhi purchase price allocation resulted in increased amortization expenses. The increase in sales and marketing expenses from 2016 to 2017 was primarily attributable to higher personnel expenses caused by hiring to grow the sales and marketing team and termination costs. The increase was also attributable to increased amortization expenses resulting from the amortization of acquired intangible assets resulting from the Affinitas / Spark Merger.

4.6	Customer service expenses

For the years ended December 31, 2015, 2016 and 2017, the following table shows the different types of expenses recorded as customer service:

in € thousands	2015	2016	2017
Personnel	1,747	1,651	2,153
Third-party services	450	965	1,589
Office expenses	107	109	146
Depreciation and amortization	35	53	62
Other	18	13	21
Total customer service expenses	2,357	2,791	3,971

The increase in customer service expenses from 2015 to 2017 was primarily attributable to increases in third-party services. In late 2016, Spark Networks reduced its overall customer service personnel and engaged external service providers to improve its reaction to peaks in customer service requests. The net increase in customer service expenses in 2017 was due to €276 thousand of expense from Spark since the date of the Affinitas / Spark Merger, or 23.4% of the 2017 increase, in conjunction with the addition of resources to support higher customer claim volumes within the North America segment.

4.7	Technical operations and development expenses

For the years ended December 31, 2015, 2016 and 2017, the following table shows the different types of expenses recorded as technical operations and development:

in € thousands	2015	2016	2017
Personnel	3,436	3,531	5,712
Depreciation and amortization	35	445	1,259
Data processing costs	270	353	1,364
Office expenses	105	114	166
Other	3	48	63
Capitalized development costs	-	(1,186)	(2,136)
Total technical operations and development expenses	3,849	3,305	6,428

Technical operations and development expenses decreased from 2015 to 2016, due to the capitalization of development costs for a unified technology platform. The decrease in expenses was partially offset by an increase in personnel expenses due to higher average salaries in the department and an increase in depreciation and amortization mainly as a result of the amortization expense on internally generated intangible assets identified in the Samadhi acquisition and data processing costs. Technical operations and development increased from 2016 to 2017 due to an increase in personnel expenses stemming from the hiring of senior team members and retention and severance payments made to Spark personnel as a result of the Affinitas / Spark Merger. Furthermore, the Group capitalized additional development costs for the unified technology platform in 2017, which increased amortization.  Total research and development expenses for 2015, 2016, and 2017 were €0, €566 thousand, and €1,301 thousand, respectively. For details of intangible assets and property, plant and equipment, see Note 5.1.

4.8	General and administrative expenses

The following table shows the different types of expenses allocated to general and administrative expenses:

in € thousands	2015	2016	2017
Provisions for bad debts, write-offs, and uncollectible amounts	2,206	4,073	4,102
Personnel costs	2,365	3,365	4,120
Legal, consulting, bookkeeping and auditing costs	650	479	6,084
Other expenses	232	246	288
Third party services	171	238	319
Recruiting costs	88	182	323
Office expenses	101	120	264
Travel costs	26	62	233
Insurance	28	29	214
Telecommunication	36	33	61
Depreciation and amortization	20	36	34
Licenses	-	12	24
Training	28	30	23
Repairs and maintenance	-	18	2
Acquisition related costs	-	162	-
Restructuring costs	-	642	-
Total general and administrative expenses	5,951	9,727	16,091

The increases in general and administrative expenses from 2015 to 2017 was due to higher bad debt expenses and write-offs of receivables, an increase in personnel expenses and related overhead, restructuring provisions for the restructuring of Samadhi, and professional fees resulting from the Affinitas / Spark Merger. The increase in legal, consulting, bookkeeping and auditing costs is primarily due to consulting and transaction costs related to the Affinitas / Spark Merger and subsequent listing on the New York Stock Exchange in November 2017.

4.9	Net finance expenses

During the years ended December 31, 2015, 2016 and 2017, net finance expenses were as follows:

in € thousands	2015	2016	2017
Currency translation gains	19	157	213
Interest income and similar income	11	-	26
Interest expense for non-current liabilities	-	(129)	(516)
Currency translation losses	(103)	(296)	(266)
Total finance expenses	(73)	(268)	(543)

The increases in finance expenses from 2015 to 2017 are primarily due to higher interest expenses relating to a loan facility drawn in September 2016 to finance a portion of the consideration for the Samadhi Acquisition, and higher net currency translation losses.

4.10	Employee benefits

The following table shows the different types of employee benefits expenses:

in € thousands	2015	2016	2017
Wages and salaries	7,778	8,684	11,367
Social security contribution	1,615	1,763	2,016
Equity-settled share-based payments	600	991	1,166
Termination benefits	16	765	430
Other employee benefits	56	64	447
Total employee benefits expenses	10,065	12,267	15,426

Personnel expenses increased mainly due to the Affinitas / Spark Merger.

During the years ended December 31, 2015, 2016 and 2017, termination benefits of €16 thousand, €765 thousand and €430 thousand, respectively, were expensed, of which €16 thousand, €123 thousand and €1,238 thousand, respectively, were paid out in 2015, 2016 and 2017. Severance agreements with Spark employees were paid by Spark Networks following the close of the Affinitas / Spark Merger in 2017. Contributions to the defined contribution retirement funds presented as social security contributions amounted to €594 thousand, €628 thousand and €845 thousand for the years ended December 31, 2015, 2016 and 2017, respectively.

Employee benefits are allocated to costs and expenses as follows:

in € thousands	2015	2016	2017
Cost of sales	175	283	520
Sales and marketing expenses	2,343	2,795	2,921
Customer service expenses	1,747	1,651	2,153
Technical operations and development expenses	3,435	3,531	5,712
General and administrative expenses	2,365	4,007	4,120
Total employee benefits	10,065	12,267	15,426

4.11	Share-based payment arrangements

Share-based compensation expense reflected in our consolidated financial statements consists of expense related to equity-based compensation plans that were independently established by Affinitas in 2013 and Spark in 2007 before the Affinitas / Spark Merger, in addition to an equity compensation plan established by Spark Networks in November 2017 following the close of the Affinitas / Spark Merger. Share-based compensation expense incurred in periods prior to the close of the Affinitas / Spark Merger resulted solely from share-based compensation granted by Affinitas.

Description of share-based payment arrangements operated by Affinitas prior to the merger

Options over ordinary shares of Affinitas (“Options”) were granted in 2013 with an exercise price of €1 and vest three years from the grant date. These equity-settled Options are exercisable after vesting.

Under a share incentive plan, Options have been granted since 2015 on a discretionary basis to eligible and selected employees. Under this virtual share option plan, Affinitas had a choice of settlement, whereby the cash amount or equal value in shares to be received for a single vested Option shall equal the price or proceeds per common share in case of a change in control event (“Share Sale”) or an IPO (“a Liquidity Event”) minus the exercise price.

The merger between Affinitas and Spark was considered a Liquidity Event under the terms of the plan. It was decided by the shareholders of Affinitas to settle all the Options outstanding at the merger date at a fixed valuation of €3,839 thousand, which was equivalent to a total equity value of €90 million for Affinitas. This equity value of Affinitas was determined based on the Spark share price and the exchange ratio that Affinitas and Spark agreed on in relation to the merger. As the settlement amount is based on the fair value of the underlying shares at the merger date, this valuation of the outstanding Options did not result in an incremental fair value being granted to the participants.

Subsequent to the merger, Options to purchase 192 shares with a value of €78 thousand have been settled in cash and a prepayment of €600 thousand has been paid to selected participants. These transactions have been accounted for as the repurchase of equity interests. The remaining value of the outstanding Options, amounting to €3,161 thousand, has been deferred and will be settled in cash or shares of Spark Networks SE in November 2018, subject to the participants being employed by the Group at the settlement date. For the deferred portion, Spark Networks is entitled to elect, in its sole discretion, the settlement method. Based on management’s assessment and the Group’s settlement policy, the outstanding Options will most likely be settled in shares. The Options granted under the share incentive plan are therefore classified as equity-settled share-based payment awards.

As the Affinitas / Spark Merger was considered a Liquidity Event, all unvested Options as of the merger date will vest in November 2018.

Reconciliation of outstanding share Options

The movements in the number of Options outstanding and their related weighted average exercise prices (in €), which will be settled at a fixed valuation of €1,601 per share based on a valuation of Affinitas’ shares in relation to the merger, are as follows:

	2015		2016		2017
	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price	Number of Options
Outstanding at January 1	€1	1,170	€878	3,507	€1,014	5,454
Granted during the year	€1,317	2,337	€1,260	1,947	€1,091	932
Forfeited during the year			-	-	€1,091	(28)
Exercised during the year			-	-	€1,228	(192)
Outstanding at December 31	€878	3,507	€1,014	5,454	€1,019	6,166

In the table above, Options are presented as granted in the period that the service commencement and expense recognition have started. As of December 31, 2017, 2,895 of the outstanding Options have vested (2016: 1,383 Options). Since all the outstanding Options will be settled in November 2018, no Options are exercisable as of the reporting date (2016: 1,170 Options).

Options outstanding at the end of the period, which will be settled at a fixed valuation of €1,601 per share, have the following expiry dates and exercise prices (in €):

	2015		2016		2017
Expiry date	Exercise Price	Number of Options	Exercise Price	Number of Options	Exercise Price	Number of Options
Not defined (grant in 2013)	€1	1,170	€1	1,170	€1	1,170
September - October 2025	€917	880	€917	880	€917	825
September - October 2025	€1,376	880	€1,376	880	€1,376	825
September - October 2025	€1,835	577	€1,835	577	€1,835	550
January-July 2026			€917	550	€917	550
January-July 2026			€1,091	487	€1,091	404
May 2026			€1,376	550	€1,376	550
May 2026			€1,835	360	€1,835	360
January - April 2027			€-	-	€1,091	932
Outstanding at December 31		3,507		5,454		6,166

Measurement of fair values

In determining the fair values of its unlisted shares as of each grant date, three generally accepted approaches were considered: income approach, market approach and cost approach. In addition, Affinitas has taken into consideration the guidance prescribed by the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Practice Aid, Valuation of Privately-Held-Company Equity Securities Issued as Compensation.

Affinitas employed a market multiple approach to estimate the total enterprise value. For determining the total enterprise value on the valuation dates in May 2013, and on a quarterly basis from September 2015, the company relied on two types of market multiples: 1) Transaction multiples and 2) Trading multiples. The average enterprise value based on these two multiples is used to determine the enterprise value per valuation date. Subsequently, the enterprise value at each valuation date is adjusted for the net debt position in order to derive the company’s equity value.

The value per share is subsequently derived by assuming two potential exit scenarios (i.e., Share Sale/M&A or IPO). In a share sale/M&A scenario, the specific rights of the different share classes are taken into account and the call option values as derived through a Black Scholes Options Pricing Model is used to determine the fair value of the respective share class. In an IPO scenario, the fair value per share is assumed to be equal across all share classes. As the value per share class differs under the different exit scenarios, Affinitas applied the Hybrid method in order to determine the fair value per share over time, which estimates the probability weighted value across certain exit scenarios.

Based on the essential features of the Options granted and the essential parameters for measuring the fair value of the Options, the fair value of the options in the case of an M&A scenario and IPO scenario have been measured separately to determine the (weighted) fair value of the options. For the option fair value in the case of an M&A scenario, the fair value of the underlying instrument has been applied. For the option fair value in the case of an IPO scenario, the Black Scholes Option Pricing Model has been applied to determine the fair value of the options. The probability of a Share Sale and an IPO scenario have been assessed, and these probabilities have been applied the compute the probability weighted fair value per Option. The fair values and the inputs used in the measurement of the fair values of these equity-settled Options at the date of grant are summarized below:

	2015	2016	2017
Share price M&A Scenario (€)	211-729	291-380	551
Share price IPO Scenario (€)	1,570-1,647	1,289-1,381	1,489
Weighted average option exercise price (€)	1,317	1,260	1,091
Volatility	34.3% - 35.1%	35.9% - 37.9%	37.2%
Expected life	2.0-3.3 years	1.0-2.8 years	2.8 - 3.8 years
Dividend yield	0%	0%	0%
Risk-free rate	(0.261%) - (0.184%)	(0.743%) - (0.462%)	(0.653%)
Weighted-average option fair value (€)	445	324	520
Fair value per Option (€)	198-731	271 - 383	481 - 572

Expected volatility is estimated by considering the historical average share price volatility of comparable companies. Since the Options can only be exercised following a Share Sale or an IPO, applying an expected life based on the period from the grant date up and until the expected exit date is considered to be most appropriate for the Options granted during the period.

The vested options cannot be exercised until a Share Sale or an IPO, and this requirement is treated as a non-vesting condition. If the expected service period for the Options granted is shorter than the estimated period up to the exercise date, a discount to the fair value of the options has been applied to allow for the non-transferability of the options in the period between the end of the service period and the estimated exercise date. For this purpose, the discount for lack of marketability (“DLOM”) has been calculated as the cost of an “at-the-money” put option over the underlying share of the appropriate term using the Finnerty option model. The rationale is that the put option insures against the risk of not being able to exercise the option when the share price falls.

Expense recognized in profit or loss

The fair value of the Options granted has been expensed on a straight-line basis over the estimated vesting period, based on management’s estimate of a future Share Sale/IPO date and the number of Options that will eventually vest. As a result of the graded-vesting features of the Options granted, each installment of the award is treated as a separate grant. This means that each installment is separately expensed over the related vesting period. As the Affinitas / Spark Merger was considered a Liquidity Event, all unvested Options as of the merger date will vest in November 2018.

Estimated forfeitures are revised if the number of Options expected to vest differs from previous estimates. Differences between the estimated and actual forfeitures are accounted for in the period they occur.

As of December 31, 2017, none of the outstanding Options have vested, and no Options have been exercised during the period.

Description of share-based payment arrangements operated by Spark Networks following the merger

Under the Spark Networks virtual stock option plan established in 2017 (“Spark Networks 2017 VSOP”), Spark Networks has a choice of settlement whereby the cash amount or equal value in shares to be received by the beneficiaries for a single vested option shall equal the market price per Spark Networks ADS minus the exercise price. Our policy is to avoid cash payments to participants if possible, which means that settlement of the outstanding options is expected to be made in Spark Networks ADSs. Based on this stated policy, the arrangement is classified as equity-settled unless settlement in cash is most probable.

Options outstanding at the end of the period have the following expiry dates and exercise prices (in $):

	2017
	Exercise Price	Number of Options
Outstanding at 1 January	$-	-
Granted during the year	10.62	908,608
Forfeited during the year	-	-
Outstanding at December 31	$10.62	908,608

	2017
Expiry date	Exercise Price	Number of Options
December 2021	$10.62	908,608
Outstanding at 31 December	$10.62	908,608

Measurement of fair values

The fair value of the employee share options has been measured using a binomial option pricing model.

The fair values and the inputs used in the measurement of the fair values of these equity-settled Options at the date of grant are summarized below:

2017
Share price ($)	10.21
Exercise price ($)	10.62
Option life (months)	48.5
Volatility	55.0%
Dividend yield	0%
Risk-free rate	1.98%
Fair value per Option ($)	3.87
Fair value per Option (€)	3.27

Expected volatility is estimated by considering historical average share price volatility of the company, including the historical share price volatility of Spark Networks, Inc.

Expense recognized in profit or loss

Since the Options are subject to a graded vesting schedule, there are effectively nine vesting periods (tranches). The grant date fair value for each of the nine tranches is expensed separately over the related vesting period.

Estimated forfeitures are revised if the number of Options expected to vest differ from previous estimates, and any differences between the estimated and actual forfeitures are accounted for in the period they occur.

In 2017, the total share-based payment expense recognized for the equity-settled Options granted under this virtual stock option plan amounted to €313 thousand (2016: € 0).

Description of share-based payment arrangements operated by Spark prior to the merger

Spark granted share-based payment awards under the 2007 Omnibus Incentive Plan (the “Spark 2007 Plan”), including incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance stock or unit awards, and other stock-based awards and cash-based incentive awards.

In connection with the Affinitas / Spark Merger, Spark established the Chardonnay Trust, with the purpose of holding such number of shares of Spark Networks SE ADSs as shall be necessary to satisfy the obligations under all unexercised Spark stock options awarded under the Spark 2007 Omnibus Incentive Plan (“Spark 2007 Plan”). Following the completion of the Affinitas / Spark Merger, Spark no longer has any rights to revoke or amend the Chardonnay Trust in a manner that is detrimental to Spark 2007 Plan participants.

Each Spark stock option was converted into an award to acquire ADSs from the Chardonnay Trust, on the same terms and conditions as were applicable under the Spark stock option, and subject to adjustment based on the exchange ratio stipulated in the merger agreement. The shares underlying the ADSs held in the Chardonnay Trust are recognized as treasury stock within the Consolidated Statement of Shareholder’s Equity.

Only nonqualified stock options are outstanding as of the merger date. These equity-settled options are exercisable after vesting.

Reconciliation of outstanding share options

The movements in the number of Spark options outstanding and their related weighted average exercise prices are as follows:

	2017
	Weighted Average Exercise Price	Number of Options
Outstanding at November 3	$37.47	236,670
Expired during the year	83.75	(72,900)
Forfeited during the year	14.50	(500)
Outstanding at December 31	$16.88	163,270

In the table above, all options were granted in the period prior to the merger. As of December 31, 2017, 50,150 of the outstanding options have vested.

Options outstanding at the end of the period have the following expiry dates and exercise prices:

	2017
Expiry date	Exercise Price	Number of Options
March 2018	$20.87	1,750
July 2018	10.10	24,735
November 2018	10.00	12,000
November 2018	53.70	20,000
November 2018	34.50	5,000
March 2023	30.70	3,750
August 2023	14.50	5,000
September 2023	18.60	250
March 2024	10.00	2,400
March 2024	10.10	88,385
Outstanding at December 31		163,270

Measurement of fair values

Spark calculates the fair value of stock-based compensation using the Black-Scholes option-pricing model. The determination of the fair value of stock-based awards at the grant date requires judgment in developing assumptions, which involve a number of variables. These variables include, but are not limited to, the expected stock price volatility over the term of the awards, the expected dividend yield and the expected stock option exercise behavior.

Spark’s computation of expected volatility is based on a combination of historical and market-based implied volatility. The volatility rate was derived by examining historical stock price behavior and assessing management’s expectations of stock price behavior during the term of the option. The term of the options was derived based on the “simplified method” calculation. The simplified method allows companies that do not have sufficient historical experience to provide a reasonable basis for an estimate to instead estimate the expected term of a "plain vanilla" option by averaging the time to vesting and the full term of the option. ("Plain vanilla" options are options with the following characteristics: (i) the options are granted at-the-money; (ii) exercisability is conditional only upon performing service through the vesting date; (iii) if an employee terminates service prior to vesting, the employee would forfeit the options; (iv) if an employee terminates service after vesting, the employee would have a limited time to exercise the options (typically less than 90 days); and (v) the options are nontransferable and non-hedgeable.)

Expense recognized in profit or loss

Compensation expense for Spark options is recognized over the requisite service period. As the Affinitas / Spark Merger was considered a change in control, all unvested Spark options will vest by May 2018 to the extent outstanding at such time.

For the period ended December 31, 2017, the total share-based payment expense recognized for the equity-settled options granted under the plans operated by Spark prior to the merger amounted to €175 thousand.

4.12	Income taxes

The major components of income taxes are broken down as follows:

	Years ending December 31,
in € thousands	2015	2016	2017
Current income tax	(369)	(752)	(67)
Current income tax expenses (-) / income (+)	(374)	(752)	(57)
Adjustments for current income tax from prior periods	5	-	(10)
Deferred tax	(76)	(330)	151
Deferred taxes from the origination and reversal of temporary differences	31	211	(8)
Deferred taxes on tax losses carryforward	(107)	(541)	159
Total	(445)	(1,082)	84

Based on the consolidated income before taxes, the reconciliation of the effective tax expense is the following:

	Years ending December 31,
in € thousands	2015	2016	2017
Income before tax from continuous operations	855	2,405	(5,658)
Tax rate of the Group in %	30%	30%	32%
Expected tax expense (-) / income (+)	(259)	(728)	1,811
Tax effect of:
Differences in applicable tax rate	-	50	(108)
Recognition of previously unrecognized tax losses	-	-	573
Current-year losses and for which no deferred tax is recognized	-	-	(2,009)
Share-based payment arrangements	(180)	(297)	(139)
Non-deductible expenses for tax purpose	-	-	(5)
Taxes from prior years	5	-	(10)
Trade tax additions and deductions	(4)	(9)	(29)
Sundry items	(7)	(98)	-
Effective tax expense	(445)	(1,082)	84

During the year ended December 31, 2017, the corporate income tax rate in the UK was reduced to 17% with effect from April 1, 2020. During the year ended December 31, 2016, corporate income tax rates in the UK were reduced from 20% to 19% with effect April 1, 2017 and 18% with effect from April 1, 2020. Additionally, the corporate income tax rate in the US was reduced from 35% to 21% with effect from January 1, 2018. The Israeli corporate tax rate is reduced from 24% to 23% in 2018. These rates are reflected in the deferred tax calculations as appropriate. The impact of the change in tax rate has been recognized in tax expense in profit or loss, except to the extent that it relates to items previously recognized outside profit or loss.

At the balance sheet date, no assessable temporary difference exists associated with undistributed earnings of subsidiaries at the parent entity is able to control the timing of distributions from its subsidiaries and there are no profits expected to be distributed in the foreseeable future.

As of December 31, 2016 and 2017, the following deferred tax assets and liabilities were recognized:

	December 31,
in € thousands	2016	2017
Deferred tax assets (DTA)	10,001	9,907
Deferred tax liabilities (DTL)	929	725

A breakdown of deferred tax assets and liabilities is presented in the following table:

	2016		2017
in € thousands	DTA	DTL	DTA	DTL
Intangible assets	-	1,962	-	2,150
Property, plant and equipment	-	-	-	-
Financial assets	-	-	-	-
Receivables and other assets	303	-	125	-
Cash	16	-	61	-
Liabilities	-	54	2	-
Provisions	19	-	4	-
Deferred income	115	36	-	-
Other	-	-	-	-
Income tax credits	-	-	295	-
Tax losses carryforward	10,671	-	10,845	-
Total, gross	11,124	2,052	11,332	2,150
Set off of deferred tax	1,123	1,123	1,425	1,425
Total, net	10,001	929	9,907	725

The deferred tax liabilities on intangible assets as of December 31, 2016 and December 31, 2017 of €1,962 thousand and €2,150 thousand, respectively, are attributable intangible assets acquired as part of the Samadhi Acquisition in 2016 and the Affinitas / Spark Merger in 2017, and the capitalization of internally generated software.

The deferred taxes recorded on cash and cash equivalents related to differences in the treatment of unrealized foreign currency exchange effects that are not deductible for tax purposes.

In Germany, the Group has tax loss carryforwards for corporate taxes amounting to €39,002 thousand as of December 31, 2017 (December 31, 2016: €32,912 thousand) and €38,629 thousand for trade taxes (December 31, 2016: €32,737 thousand). Of these tax loss carryforwards, €4,127 thousand were unused.

In general, the net operating loss carry-forwards in Germany do not expire. They are subject to review and possible adjustment by the German tax authorities. Furthermore, under current German tax laws, certain substantial changes in the Group’s ownership and business may further limit the amount of net operating loss carry forwards, which could be utilized annually to offset future taxable income.

In March 2017, the Federal Constitutional Court released a court order to declare that forfeiture of tax losses due to certain substantial changes in a company’s ownership are unconstitutional.

The restrictions on the utilization of tax losses were mitigated through Economic Growth Acceleration Act (“Wachstumsbeschleunigungsgesetz”). According to the provisions of this act unused tax losses of a corporation are preserved to the extent they are compensated by an excess of the fair value of equity for tax purposes above its carrying amount of the Group.

At December 31, 2017, Spark has gross net operating loss carry-forwards for U.S. income tax purposes of approximately €22,733 thousand (December 31, 2016: €0 thousand) and €16,356 thousand (December 31, 2016: €0 thousand) available to reduce future federal and state taxable income, respectively, which expire beginning in the years 2020 for federal purposes and in 2018 for state purposes. Under Section 382 of the U.S. Internal Revenue Code, the utilization of the net operating loss carry-forwards may be limited based on changes in the percentage ownership of the Group. Of these unused tax losses, there was no deferred tax asset recognized.

At December 31, 2017, Spark has U.S. federal income tax carry-forwards for income tax purposes of approximately €295 thousand (December 31, 2016: €0 thousand), which if not previously utilized, are allowable as refundable credits under the Tax Cuts and Job Act through 2022. However, the refundability of the credit will be determined through additional guidance to properly interpret the interaction between Internal Revenue Code Section 383 with the Tax Cuts and Jobs Act.

In addition, as of December 31, 2017, the Group had tax losses carryforward in France of €1,084 thousand (December 31, 2016 €2,265 thousand), for which deferred tax assets were recognized. There was also approximately €8,688 thousand in net operating loss carry-forwards for Israeli tax purposes at December 31, 2017 (December 31, 2016: €0 thousand), which do not expire, and for which no deferred tax asset was recognized.

Spark Networks capitalizes deferred tax assets on loss carry-forwards to the extent that it is probable that those can be used to reduce future taxable income. Following Spark Networks’ evaluation, deferred tax assets of €10,845 thousand were capitalized.

4.13	Earnings per share

Basic earnings per share

The calculation of basic earnings per share has been based on the following profit attributable to ordinary shareholders and weighted average number of ordinary shares outstanding:

	Years ending December 31,
in € thousands	2015	2016	2017
Continuing operations	410	1,323	(5,574)
Discountined operations	(959)	(632)	-
Total	(549)	691	(5,574)

Weighted-average number of ordinary shares (basic)

The weighted-average number of ordinary shares outstanding during the years ended December 31, 2015, 2016 and 2017 used in the earnings per share calculations was 25,000, 25,000, and 230,000, respectively.

Diluted earnings per share

The calculation of diluted earnings per share has been based on the same profit/loss attributable to ordinary shareholders and weighted-average number of ordinary shares outstanding as the calculation of basic earnings per share, as the inclusion of the share options granted under the ESOPs (see Note 4.11) would be antidilutive.